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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): October 31, 2006


                          MORGAN STANLEY CAPITAL I INC.
                          ------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-130684               13-3291626
-----------------------------   -------------------------  -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)


      1585 Broadway, 2nd Floor, New York, New York                10036
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        (Address of Principal Executive Offices)                (Zip Code)



                                 (212) 761-4700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On October 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-16AX (the "MSM 2006-16AX Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-16AX (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class I-B-1, Class I-B-2, Class I-B-3, Class 3-M-1, Class 3-M-2, Class 3-B-1, Class 3-B-2 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of October 26, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated October 31, 2006 (the "Tax Opinion"), was issued by Sidley Austin LLP. The Tax Opinion is annexed hereto as Exhibit
99.3. The remaining classes of the Certificates, designated as Class I-OC, Class 3-OC, Class I-P and Class 3-P Certificates (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of October 31, 2006 (the "Certificate Purchase Agreement").

      Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.4.

         On October 31, 2006, Wells Fargo Bank, National Association, solely in its capacity as securities administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2006-16AX (the "Swap Trust"), entered into an interest rate hedge agreement (the "Swap Contract"), as evidenced by a Confirmation between the Swap Trust and Morgan Stanley Capital Services Inc. (the "Swap Confirmation"). The Swap Confirmation is annexed hereto as Exhibit 99.5.

      Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.6a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.6b.

      Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan sale and servicing agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.7a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.7b.

      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage, LLC ("GMACM") (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.8a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.8b.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9   Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

         Not applicable.

(b)   Pro forma financial information:

         Not applicable.

(c)   Exhibits:                                                          Page:
      ------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

Exhibit 99.2 Underwriting Agreement, dated as of October 26, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3      Sidley Austin LLP Tax Opinion dated October 31, 2006.

Exhibit 99.4 MSMCI Mortgage Loan and Purchase Agreement, dated as of October 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.5 Swap Confirmation, dated as of October 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.6a American Home Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.6b American Home Purchase Agreement, dated as of December 1, 2005, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.7a MortgageIT Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.7b MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.8a GMACM Assignment Agreement, dated as of October 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   January 25, 2007


                                           MORGAN STANLEY CAPITAL I INC.






                                             By:  /s/ Valerie Kay
                                                 ----------------------------
                                                 Name:  Valerie Kay
                                                 Title: Vice President



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


                                                     Exhibit Index

Exhibit Index

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
Regulation S-K
         99.1             Pooling and Servicing Agreement, dated as of October 1, 2006,                    E
                          among Morgan Stanley Capital I, Inc., as depositor, Wells
                          Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                          Association, as trustee and a custodian.

          99.2            Underwriting Agreement, dated as of October 26, 2006, among                      E
                          Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                          I, Inc.

          99.3            Sidley Austin LLP Tax Opinion, dated October 31, 2006.                           E

          99.4            MSMCI Mortgage Loan and Purchase Agreement, dated as of                          E
                          October 1, 2006, among Morgan Stanley Mortgage Capital Inc.
                          and Morgan Stanley Capital I, Inc.

          99.5            Swap Confirmation, dated as of October 31, 2006, between                         E
                          Morgan Stanley Capital Services Inc. and Wells Fargo Bank,
                          National Association, solely in its capacity as
                          securities administrator.

         99.6a            American Home Assignment Agreement, dated as of October 1,                       E
                          2006, among Morgan Stanley Capital I Inc.,  Morgan Stanley
                          Mortgage Capital Inc., American Home Mortgage Corp. and
                          LaSalle Bank National Association, as trustee.

         99.6b            American Home Purchase Agreement, dated as of December 1, 2005,                  E
                          among Morgan Stanley Mortgage Capital Inc. and American Home
                          Mortgage Corp.

         99.7a            MortgageIT Assignment Agreement, dated as of October 1, 2006,                    E
                          among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., MortgageIT, Inc. and LaSalle Bank National
                          Association, as trustee.



         99.7b            MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                          among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

         99.8a            GMACM Assignment Agreement, dated as of October 1, 2006, among                   E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., GMAC Mortgage, LLC, LaSalle Bank National Association,
                          as trustee, and Wells Fargo Bank, National Association, as master servicer.

         99.8b            GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                          Corporation.




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